UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

current report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 27,2007

Atmospheric Glow Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	333-11591 (Commission File Number	62-1647888 (IRS Employer Identification Number)

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924 Corridor Park Blvd
Knoxville, Tennessee 37932-3723
(865) 777-3776

(Address, zip code and telephone number of principal executive offices)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

information to be included in the report

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

See disclosure with respect to the loan made by SunTrust Bank to Atmospheric Glow Technologies, Inc. ("AGT").

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 27, 2006, SunTrust Bank loaned AGT $50,000. The principal is payable on or before June 28, 2007 and bears interest at the bank's Prime Rate as in effect from time to time. Interest is payable monthly. The loan is secured by two pieces of the company's equipment together with personal guarantees of four members of AGT's board of directors.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Atmospheric Glow Technologies, Inc.

Date: April 2, 2007 By: /s/ W. Scott McDonald

W. Scott McDonald
Chief Executive Officer